SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  ---------------------------------------------

                                   FORM 8-K/A

                                (Amendment No.1)

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) May 14, 1997 (April 18, 1997)
                                                 -------------------------------

                      GLENBOROUGH REALTY TRUST INCORPORATED
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Maryland                          001-14162                     94-3211970
---------------                   --------------               -----------------
(State or other                     (Commission                  (IRS Employer
jurisdiction of                     File Number)                   I.D. Number)
incorporation)


        400 South El Camino Real, Ste. 1100, San Mateo, California 94402
                    (Address of principal executive offices)

        Registrant's Telephone number, including area code:(415) 343-9300
                                                            -------------

Glenborough Realty Trust Incorporated (the "Company") hereby amends Item 7 of its Current Report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on May 2, 1997, to file the Financial Statements and Exhibits of the Company related to the acquisition of the E&L Properties and the CIGNA Properties (as defined in such Form 8-K).


Item 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (a)    FINANCIAL STATEMENTS

                     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS                  3

                     Statement of revenues and certain expenses
                     of the E&L Properties for the year ended
                     December 31, 1996.                                        4

                     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS                  7

                     Statement of revenues and certain expenses
                     of the CIGNA Properties for the year ended
                     December 31, 1996.                                        8

              (b)    PRO FORMA FINANCIAL STATEMENTS

The accompanying pro forma financial statements represent the Company's consolidated balance sheet and consolidated statement of operations as of and for the year ended December 31, 1996, as if the transactions (discussed below) had occurred on December 31, 1996, and January 1, 1996, respectively.

The pro forma adjustments reflect: (i) additional borrowings under the Line of Credit and the Bridge Loan, and debt assumptions (ii) the 1996 and 1997 property acquisitions and (iii) the Offering, and the application of the net proceeds therefrom. These transactions are discussed more fully in the accompanying Notes and Adjustments to the Pro Forma Consolidated Balance Sheet and Statement of Operations.

The pro forma consolidated financial information is unaudited and is not necessarily indicative of the consolidated results which would have occurred if the transactions had been consummated in the year presented, or on any particular date in the future, nor does it purport to represent the financial position or results of operations in future periods.

                     Pro Forma Consolidated Balance Sheet as of
                     December 31, 1996 with accompanying notes
                     and adjustments                                          10

                     Pro Forma Consolidated Statement of
                     Operations for the year ended December 31, 1996
                     with accompanying notes and adjustments                  14

              (c)    EXHIBITS

                     Purchase agreements with respect to the acquisition of the CIGNA Properties (*)

                     (*)     To be filed by Current Report on Form 8-K.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Glenborough Realty Trust Incorporated:

We have audited the accompanying combined statement of revenues and certain expenses of the E&L Properties, as defined in Note 1, for the year ended December 31, 1996. This combined financial statement is the responsibility of the management of the Company. Our responsibility is to express an opinion on this combined financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of the revenues and expenses of the E&L Properties.

In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the E&L Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




                                                     ARTHUR ANDERSEN LLP

San Francisco, California
  January 31, 1997

                      GLENBOROUGH REALTY TRUST INCORPORATED

             Combined Statement of Revenues and Certain Expenses of
                               The E&L Properties
                      For the year ended December 31, 1996
                                 (in thousands)

REVENUES.......................................................       $    2,925
CERTAIN EXPENSES:
  Operating....................................................              418
  Real estate taxes............................................              157
                                                                      ----------
                                                                             575
                                                                      ----------
REVENUES IN EXCESS OF CERTAIN EXPENSES.........................       $    2,350
                                                                      ==========

         The accompanying notes are an integral part of this statement.

                      GLENBOROUGH REALTY TRUST INCORPORATED

         Notes to Combined Statement of Revenues and Certain Expenses of
                               The E&L Properties
                      For the year ended December 31, 1996

1.  Basis of Presentation and Summary of Significant Accounting Policy

Property Acquired - The accompanying combined statement of revenues and certain expenses include the operations (see "Basis of Presentation" below) of the following eleven properties (the "E&L Properties") acquired by Glenborough Realty Trust Incorporated (the "Company"), from Ellis & Lane Partnerships, an unaffiliated third party.

             Property                          City         State        Type
Academy Professional Center................    Rolling Hills  CA      Office
Chatsworth Industrial Park.................    Chatsworth     CA      Industrial
Sandhill Industrial Park...................    Carson         CA      Industrial
San Dimas Industrial Center................    San Dimas      CA      Industrial
Glassell Business Center...................    Orange         CA      Industrial
Kraemer Industrial Park....................    Anaheim        CA      Industrial
Belshaw Industrial.........................    Carson         CA      Industrial
Dominguez Industrial.......................    Carson         CA      Industrial
Dunn Way Industrial........................    Placentia      CA      Industrial
Monroe Industrial..........................    Placentia      CA      Industrial
Upland Industrial..........................    Upland         CA      Industrial

Basis of Presentation - The accompanying combined statement of revenues and certain expenses is not intended to be a complete presentation of the actual operations of the E&L Properties for the period presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the future operations of the E&L Properties; however, the Company is not aware of any material factors relating to the E&L Properties that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist of property management fees, interest expense, depreciation and amortization and other costs not directly related to the future operations of the E&L Properties.

This combined financial statement has been prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission.

Revenue Recognition - All leases are classified as operating leases. Rental revenue is recognized as earned over the terms of the leases.

2.  Leasing Activity

The minimum future rental revenues from leases in effect as of January 1, 1997 are as follows (in thousands):

          Year                                            Amount
          1997......................................       2,123
          1998......................................       1,060
          1999......................................         570
          2000......................................         438
          2001......................................         208
          Thereafter................................           6
                                                        --------
                 Total..............................    $  4,405
                                                        ========

                      GLENBOROUGH REALTY TRUST INCORPORATED

         Notes to Combined Statement of Revenues and Certain Expenses of
                         The E&L Properties - continued
                      For the year ended December 31, 1996

In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $52 for the year ended December 31, 1996. Certain leases contain lessee renewal options.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Glenborough Realty Trust Incorporated:

We have audited the accompanying combined statement of revenues and certain expenses of the CIGNA Properties, as defined in Note 1, for the year ended December 31, 1996. This combined financial statement is the responsibility of the management of the Company. Our responsibility is to express an opinion on this combined financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of the revenues and expenses of the CIGNA Properties.

In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the CIGNA Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




                                                     ARTHUR ANDERSEN LLP

San Francisco, California
  February 11, 1997

                      GLENBOROUGH REALTY TRUST INCORPORATED

             Combined Statement of Revenues and Certain Expenses of
                              The CIGNA Properties
                      For the year ended December 31, 1996
                                 (in thousands)

REVENUES............................................................. $    7,811
CERTAIN EXPENSES:
  Operating..........................................................      1,947
  Real estate taxes..................................................        729
                                                                      ----------
                                                                           2,676
                                                                      ----------
REVENUES IN EXCESS OF CERTAIN EXPENSES............................... $    5,135
                                                                      ==========

         The accompanying notes are an integral part of this statement.

                      GLENBOROUGH REALTY TRUST INCORPORATED

         Notes to Combined Statement of Revenues and Certain Expenses of
                              The CIGNA Properties
                      For the year ended December 31, 1996

1.  Basis of Presentation and Summary of Significant Accounting Policy

Property Acquired - The accompanying combined statement of revenues and certain expenses include the operations (see "Basis of Presentation" below) of the following six properties (the "CIGNA Properties") acquired by Glenborough Realty Trust Incorporated (the "Company"), from an unaffiliated third party.

                  Property                     City        State      Type
Woodlands Plaza............................. St. Louis      MO      Office
Woodlands Tech.............................. St. Louis      MO      Industrial
Lake Point Business Park.................... Orlando        FL      Industrial
Overlook Apartments......................... Scottsdale     AZ      Multi-family
Piedmont Plaza.............................. Apopka         FL      Retail
Westford Corporate Center................... Westford       MA      Office

Basis of Presentation - The accompanying combined statement of revenues and certain expenses is not intended to be a complete presentation of the actual operations of the CIGNA Properties for the period presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the future operations of the CIGNA Properties; however, the Company is not aware of any material factors relating to the CIGNA Properties that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist of property management fees, interest expense, depreciation and amortization and other costs not directly related to the future operations of the CIGNA Properties.

This combined financial statement has been prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission.

Revenue Recognition - All leases are classified as operating leases. Rental revenue is recognized as earned over the terms of the leases.

2.  Leasing Activity

The minimum future rental revenues from leases in effect as of January 1, 1997 are as follows (in thousands):

        Year                                            Amount
        1997......................................       5,351
        1998......................................       5,024
        1999......................................       3,233
        2000......................................       2,310
        2001......................................       1,799
        Thereafter................................      11,677
                                                       -------
               Total..............................    $ 29,394
                                                       =======

In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $1,171 for the year ended December 31, 1996. Certain leases contain lessee renewal options.

                                  GLENBOROUGH REALTY TRUST INCORPORATED

                                  PRO FORMA CONSOLIDATED BALANCE SHEET

                                         As of December 31, 1996
                                    (unaudited, dollars in thousands)



                                                               Property       Repayment
                           Historical(1)   Acquisitions(2)    Offering(3)     of Debt(4)     Pro Forma
                           ------------    --------------     ----------      ---------      ----------

ASSETS
 Rental property, net....  $  161,945        $ 123,515        $       -       $       -     $  285,460
 Investments in
   Associated Companies         7,350                -                -               -          7,350
 Mortgage loans
   receivable, net......        9,905                -                -               -          9,905
 Cash and cash
   equivalents..........        1,355          (49,226)          66,306         (17,175)         1,260
 Other Assets............       4,965                -                -               -          4,965
                              -------          -------           ------         -------        -------
         Total Assets....  $  185,520        $  74,289        $  66,306       $ (17,175)    $  308,940
                              =======          =======           ======         =======        =======
LIABILITIES
 Mortgage loans..........  $   54,584        $   8,553        $       -       $       -     $   63,137
 Bridge Loan.............           -           40,000                -               -         40,000
 Line of Credit..........      21,307           17,875                -         (17,175)        22,007
 Other liabilities.......       3,198              510                -               -          3,708
                              -------          -------           ------         -------        -------
         Total Liabilities     79,089           66,938                -         (17,175)       128,852
                              -------          -------           ------         -------        -------
MINORITY INTEREST               8,831            6,718                -               -         15,549
                              -------          -------           ------         -------        -------
STOCKHOLDERS' EQUITY
 Common stock............          10                -                3               -             13
 Additional paid-in
    capital..............     105,952              633           66,303               -        172,888
 Deferred compensation           (399)               -                -               -           (399)
 Retained earnings
    (deficit)............      (7,963)               -                -               -         (7,963)
                              -------          -------           ------         -------        -------
 Total Equity(Deficit)...      97,600              633           66,306               -        164,539
                              -------          -------           ------         -------        -------
         Total Liabilities
           and Stockholders'
           Equity          $  185,520        $  74,289         $ 66,306       $ (17,175)    $  308,940
                              =======          =======           ======         =======        =======

                      GLENBOROUGH REALTY TRUST INCORPORATED


                       NOTES AND ADJUSTMENTS TO PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                             As of December 31, 1996
    (unaudited, dollars in thousands, except per unit and per share amounts)


1. Reflects the historical consolidated balance sheet of the Company as of December 31, 1996, which includes the acquisitions of the following properties and property portfolios:

        Property                      Purchase Price      Date Acquired
UCT Property....................         $ 18,844         July 15, 1996
San Antonio Hotel...............            2,805         August 1, 1996
Kash n' Karry Property..........            1,617         August 2, 1996
Bond Street Property............            3,185         September 24, 1996
TRP Properties..................           43,798         October 17, 1996
Carlsberg Properties............           23,152         November 19, 1996

UCT Property. In July 1996, the Company acquired the UCT Property, a 23-story, 272,443 square foot office building, in St. Louis, Missouri. The total acquisition cost, including capitalized costs, was approximately $18,844, which consisted of $350 in the form of 23,333 partnership units in the Operating Partnership (based on a per unit value of $15.00), and the balance paid in cash. The cash portion was financed through advances under the Line of Credit (see Footnote 2 in Notes and Adjustments to Pro Forma Consolidated Statement of Operations).

San Antonio Hotel. In August 1996, the Company acquired the San Antonio Hotel, a 64-room hotel property, which is located in San Antonio, Texas. The total acquisition cost, including capitalized costs, was approximately $2,805, which was paid in cash. The acquisition was financed with an advance on the Line of Credit.

Kash n' Karry. In August 1996, the Company also expanded an existing shopping center in Tampa, Florida through a purchase-leaseback transaction with the anchor tenant. The Company's initial acquisition cost, including capitalized costs, was approximately $1,617, all of which was paid in cash which was financed through advances under the Line of Credit, and in addition the Company committed an additional $1,800 for future expansion and tenant improvements, which the Company expects will also be paid in cash.

Bond Street Property. In September 1996, the Company acquired the Bond Street Property, a two-story, 40,595 square foot office building, in Farmington Hills, Michigan. The total acquisition cost, including capitalized costs, was approximately $3,185, which consisted of $391 in the form of 26,067 partnership units in the Operating Partnership (based on a per unit value of $15.00), and the balance paid in cash.

TRP Acquisition. In October 1996, the Company acquired the TRP Properties, a portfolio of twelve properties, aggregating approximately 784,000 square feet and 538 multi-family units, together with associated management interests. The total acquisition cost, including capitalized costs, was approximately $43,798, which consisted of (i) approximately $16,300 of mortgage debt assumed, (ii) approximately $760 in the form of 52,387 partnership units in the Operating Partnership (based on a per unit value of $14.50), (iii) approximately $2,600 in the form of 182,000 shares of Common Stock of the Company (based on a per share value of $14.50) and (iv) the balance in cash. The cash portion was financed through advances under the Line of Credit. The TRP Properties consist of three office, six industrial, one retail and two multi-family Properties, located in six states.

                      GLENBOROUGH REALTY TRUST INCORPORATED

                       NOTES AND ADJUSTMENTS TO PRO FORMA
                     CONSOLIDATED BALANCE SHEET - continued
                             As of December 31, 1996
    (unaudited, dollars in thousands, except per unit and per share amounts)

Carlsberg Acquisition. In November 1996, the Company acquired from various partnerships and their general partner, a Southern California syndicator, the Carlsberg Properties, a portfolio of six properties (including one property on which the Company made a mortgage loan which included a purchase option), aggregating approximately 342,000 square feet, together with associated management interests. The total acquisition cost including the mortgage loan and capitalized costs, was approximately $23,152, which consisted of
(i)approximately $8,900 of mortgage debt assumed, (ii) approximately $350 in the form of 24,844 shares of Common Stock of the Company (based on a per share value of $14.09) and (iii) the balance in cash. The cash portion was financed through advances under the Line of Credit. The Carlsberg Properties consist of five office properties and one retail property, located in two states. Concurrently with the Company's acquisition of the Carlsberg Properties, one of the Associated Companies assumed management of a portfolio of 13 additional properties with an aggregate of one million square feet under a venture with an affiliate of the seller.

2. Reflects the acquisition of the following properties and property portfolios:

                                           Purchase Price      Date Acquired
Scottsdale Hotel......................       $ 12,132          February 28, 1997
Lennar Properties.....................         23,151          April 8, 1997
Riverview Property....................         20,521          April 14, 1997
E&L Properties........................         22,248          April 18, 1997
CIGNA Properties......................         45,463          April 29, 1997

Scottsdale Hotel. In February 1997, the Company acquired the Scottsdale Hotel, a 163-suite hotel Property, which began operations in January 1996 and is located in Scottsdale, Arizona. The total acquisition cost, including capitalized costs, was approximately $12,132, which consisted of approximately $4,612 of mortgage debt assumed, and the balance in cash. The cash portion was financed through advances under the Line of Credit. Like four of the Company's other hotel Properties, the Scottsdale Hotel is marketed as a Country Suites by Carlson.

Lennar Properties. In April 1997, the Company acquired the Lennar Properties, a portfolio of three properties, aggregating approximately 282,000 square feet. The total acquisition cost, including capitalized costs, was approximately $23,151, which was paid in cash from the proceeds of the Offering (see Footnote
3) and an advance on the Line of Credit. The Lennar Properties consist of one office property and two industrial properties, located in two states.

Riverview Property. In April 1997, the Company acquired the Riverview Property, a 15-story office building located in Bloomington, Minnesota. The total acquisition cost, including capitalized costs, was approximately $20,521, which was paid in cash from the proceeds of the Offering.

E&L Properties. In April 1997, the Company acquired the E&L Properties, a portfolio of eleven properties, aggregating approximately 524,000 square feet, together with associated management interests. The total acquisition cost, including capitalized costs, was approximately $22,248, which consisted of (i) $3,941 of net mortgage debt assumed, (ii) $6,718 in the form of 352,197 partnership units in the Operating Partnership (based on per unit value of $19.075), (iii) approximately $633 in the form of 33,198 shares of Common Stock of the Company (based on per share value of $19.075) to be issued in connection with the acquisition of the management interests relating to the E&L Properties, and (iv) the balance in cash. The cash portion was paid with proceeds from the Offering and advances under the Line of Credit. The E&L Properties consist of one office property and ten industrial properties, all located in Southern California.

                     GLENBOROUGH REALTY TRUST INCORPORATED

                       NOTES AND ADJUSTMENTS TO PRO FORMA
                     CONSOLIDATED BALANCE SHEET - continued
                             As of December 31, 1996
    (unaudited, dollars in thousands, except per unit and per share amounts)

CIGNA Properties. In April 1997, the Company acquired the CIGNA Properties, a portfolio of six properties, aggregating approximately 616,000 square feet and 224 multi-family units. The total acquisition cost, including capitalized costs, was approximately $45,463, which was paid in cash financed through a new $40,000 unsecured Bridge Loan (see Footnote 3 in Notes and Adjustments to Pro Forma Consolidated Statement of Operations) and advances under the Line of Credit. The CIGNA Properties consist of two office properties, two office/R&D properties, a neighborhood shopping center and a multi-family property, located in four states.

These  acquisitions were funded with  approximately  $49,736 of the net proceeds from the Offering, assumption of approximately $8,553 of mortgage debt, approximately $40,000 in financing from the Bridge Loan, approximately $17,875 of advances under the Line of Credit, the issuance of approximately 352,197 Operating Partnership units with an aggregate approximate value of $6,718 (based on $19.075 per unit value) and approximately 33,198 shares of unregistered Common Stock with an aggregate approximate value of $633 (based on $19.075 per share value). The assumed mortgages bear interest at rates of 7.3% to 8.4% and mature between 2006 and 2017. The Line of Credit and the Bridge Loan bear interest at LIBOR plus 2.375% (assumed to be 7.80%). Subsequent to December 31, 1996, this interest rate was reduced to LIBOR plus 1.75%. Tenant security deposits of $510 related to these acquisitions are reflected as cash and other liabilities.

3. Reflects the net proceeds from the public offering in March 1997 of 3,500,000 shares of the Company's Common Stock at a price of $20.25 per share (the "Offering"). The net proceeds of approximately $66,306 were used for the acquisition of certain properties as discussed above and to repay approximately $17,175 of the then outstanding balance under the Line of Credit. In connection with the Offering, the Company incurred costs of approximately $4,569.

4. Reflects the repayment of borrowings on the Line of Credit of approximately $17,175. On a pro forma basis giving effect to the Offering, the net proceeds therefrom and the acquisitions of the Scottsdale Hotel, the Lennar Properties, the Riverview Property, the E&L Properties, and the CIGNA Properties, the Company has approximately $27,993 of remaining borrowing capacity on the Line of Credit.


                                         GLENBOROUGH REALTY TRUST INCORPORATED

                                    PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                                As of December 31, 1996
                                 (unaudited, dollars in thousands, except share data)


                                                     Line of         Property            Other
                                   Historical(1)    Credit(2)      Acquisitions(3)    Adjustments(4)        Pro Forma
                                   ------------     --------       --------------     -------------         ---------
REVENUES
Rental revenue................     $   17,943       $    -           $  30,448          $    (260)       $    48,131
Equity in earnings of
 Associated Companies........           1,598            -                   -                 42              1,640
Fees, interest and other
 income......................           1,391            -                   -                347              1,738
                                    ---------         ----              ------             ------         ----------
     Total Revenue.......              20,932            -              30,448                129             51,509
                                    ---------         ----              ------             ------         ----------
OPERATING EXPENSES
Operating expenses............          5,266            -               9,931                (43)            15,154
General and administrative....          1,393            -                   -                558              1,951
Depreciation and amortization           4,575            -               4,406                (50)             8,931
Interest expense..............          3,913         (556)              6,908                  -             10,265
                                    ---------         ----              ------             ------         ----------
       Total operating
        expenses..........             15,147         (556)             21,245                465             36,301
                                    ---------         ----              ------             ------         ----------
Income from operations
 before minority interests...           5,785          556               9,203               (336)            15,208
Minority interest.............           (292)           -                   -               (722)            (1,014)
                                    ---------         ----              ------             ------         ----------
Net income(5).................     $    5,493       $  556           $   9,203          $  (1,058)       $    14,194
                                    =========         ====              ======             ======         ==========
Net income per common
 share.......................      $     0.83                                                            $      1.08
                                    =========                                                             ==========
Weighted average common
 shares outstanding..........       6,632,707                                                             13,194,751
                                    =========                                                             ==========

                      GLENBOROUGH REALTY TRUST INCORPORATED


                       NOTES AND ADJUSTMENTS TO PRO FORMA
                      CONSOLIDATED STATEMENT OF OPERATIONS
                      For the year ended December 31, 1996
                        (Unaudited, dollars in thousands)

1. Reflects the historical consolidated operations of the Company for the year ended December 31, 1996, excluding the gain on the sale of the All American Industrial Properties of $321, an extraordinary loss on refinancing of debt of $186, Consolidation costs of $6,082 and Litigation costs of $1,155. Consolidation and litigation costs all related to the formation of the Company and are non-recurring.

2. Reflects the estimated interest on the pro forma repayment of the Company's original secured bank line with the borrowings on the Line of Credit as well as repayments as a result of the Offering. The repayment results in a net decrease in interest expense consisting of the following:

                                                             Year Ended
                                                         December 31, 1996
Interest differential............................             $     650
Interest on Line of Credit repayments............                (1,340)
Amortization of new loan fees....................                   101
Amortization of old loan fees....................                   (37)
Unused Line of Credit fees.......................                    70
                                                                 ------
                                                              $    (556)
                                                                 ======

Interest expense is reduced as a result of the repayment of borrowings on the Line of Credit of approximately $17,175 at an assumed interest rate of 7.80%. The Company's Line of Credit is subject to changes in LIBOR. Based upon the pro forma Line of Credit balance as of December 31, 1996, a 1/8% increase or decrease in LIBOR will result in increased or decreased annual interest expense of approximately $28.

The amortization of the new loan fees is based upon total estimated fees and costs of $1,121 over the respective terms of the Line of Credit and a related Term Loan. The unused Line of Credit fees are based upon 0.25% of the pro forma unused Line of Credit capacity as of December 31, 1996 of approximately $27,993.

The Line of Credit provides for maximum borrowings of up to $50,000, but is limited to a specified borrowing base ($50,000 on a pro forma basis), has an initial term of two years which can be extended an additional three years at the option of the Company, bears interest at LIBOR plus 2.375% (assumed to be 7.80%), requires monthly interest-only payments and requires annual unused Line of Credit fees equal to 0.25% of the unused Line of Credit balance. The Term Loan has a term of two years and bears interest at LIBOR plus 2.375% (assumed to be 7.80%). Subsequent to December 31, 1996, the interest rate on the Line of Credit and the Term Loan was reduced to LIBOR plus 1.75%. In connection with obtaining the Line of Credit and Term Loan, the Company incurred commitment fees and other costs totaling approximately $1,121.

3. Reflects the  historical  1996  operations  of the UCT Property,  San Antonio
Hotel, Kash n' Karry Property, Bond Street Property, TRP Properties and Carlsberg Properties (collectively "the 1996 Acquisitions") for the period prior to acquisition, and the historical operations of the Scottsdale Hotel, the Lennar Properties, the Riverview Property, the E&L Properties and the CIGNA Properties for the year ended December 31, 1996.

                                                  Year Ended December 31, 1996
                                            (or portion of 1996 prior to acquisition)
              ------------------------------------------------------------------------------------------------------
                   1996        Scottsdale      Lennar        Riverview         E&L           CIGNA        Combined
               Acquisitions       Hotel      Properties      Property      Properties     Properties        Total
               ------------    ----------    ----------      ---------     ----------     ----------      ---------
Revenues         $11,943         $1,558       $ 3,443        $ 2,768        $ 2,925         $7,811        $ 30,448
Operating
expenses          (4,324)          (231)         (704)        (1,421)          (575)        (2,676)         (9,931)
                  ------          -----         -----          -----          -----          -----          ------
                 $ 7,619         $1,327       $ 2,739        $ 1,347        $ 2,350         $5,135        $ 20,517
                  ======          =====         =====          =====          =====          =====          ======

                      GLENBOROUGH REALTY TRUST INCORPORATED

                       NOTES AND ADJUSTMENTS TO PRO FORMA
                CONSOLIDATED STATEMENTS OF OPERATIONS - continued
                      For the year ended December 31, 1996
                        (Unaudited, dollars in thousands)

Also, reflects estimated annual depreciation and amortization, based upon estimated useful lives of 30-40 years on a straight-line basis.

Also, reflects the estimated interest on the pro forma mortgage debt assumed of approximately $33,753 in connection with the acquisition of the Carlsberg Properties, the TRP Properties, the Scottsdale Hotel and the E&L Properties; the $40,000 unsecured Bridge Loan in connection with the acquisition of the CIGNA Properties and the pro forma advances under the Line of Credit in connection with the acquisition of the Scottsdale Hotel, the Lennar Properties, the E&L Properties and the CIGNA Properties. The estimated interest on the mortgage loans assumed is based upon an assumed weighted average rate of 8.20%. The Bridge Loan and the Line of Credit bear interest at LIBOR plus 2.375% (assumed to be 7.80%). Subsequent to December 31, 1996, this interest rate was reduced to LIBOR plus 1.75%.

4. Reflects the following adjustments:

             Rental revenue
              Elimination of revenues of All American Industrial
             Properties............................................             $ (260)
                                                                                  ====
             Equity in earnings of the Associated Companies
              GHG
               Addition of the Scottsdale Hotel....................  $  168
               Addition of the San Antonio Hotel...................    (158)
              GC
               Addition of the Carlsberg fee managed properties....     141
               Sale of the UCT Property to the Company.............     (77)
                                                                       ----
                Net additional income.............................       74
                Provision for income taxes........................      (32)
                                                                       ----
                Net additional equity in earnings to the Company..              $   42
                                                                                  ====
             Fees, interest and other income
              Additional Interest on Grunow note receivable relating
               to the Carlsberg Properties acquisition at 11% per
               annum...............................................             $  347
                                                                                  ====
             Operating expenses
              Elimination of expenses of All American Industrial
               Properties.........................................   $ (128)
               Additional expenses of the E&L Properties..........       85
                                                                       ----
                                                                                $  (43)
                                                                                  ====
             General and administrative expenses attributable to 1996
              and 1997 acquisitions..................................           $  558
                                                                                  ====
             Depreciation and amortization of All American Industrial
              Properties.............................................           $  (50)
                                                                                  ====

5. The pro forma taxable income before dividends paid deduction for the Company for the year ended December 31, 1996, was approximately $17,033 which has been calculated as pro forma net income from operations of approximately $14,194 plus GAAP basis depreciation and amortization of approximately $8,931 less tax basis depreciation and amortization of $6,285 plus other book-to-tax differences of approximately $193.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                      GLENBOROUGH REALTY TRUST INCORPORATED


                    By: Glenborough Realty Trust Incorporated


Date:    May 14, 1997               /s/  Andrew Batinovich
                                    Andrew Batinovich
                                    Director, Executive Vice President,
                                    Chief Operating Officer,
                                    Chief Financial Officer
                                    (Principal Financial Officer)


Date:    May 14, 1997               /s/  Terri Garnick
                                    Senior Vice President,
                                    Chief Accounting Officer,
                                    Treasurer
                                    (Principal Accounting Officer)